Exhibit 10.7

ASSIGNMENT OF TRADEMARKS AND SERVICE MARKS

WHEREAS, DreamWorks L.L.C., a limited liability company organized and existing under the laws of the State of Delaware (“Assignor”), is the owner of the entire right, title and interest in and to the trademarks and service marks set forth in Schedule A attached hereto and incorporated by reference herein, together with the goodwill of the business associated therewith; and

WHEREAS, pursuant to that certain Separation Agreement dated as of October 27, 2004 between and among Assignor, DreamWorks Animation LLC, a limited liability company organized and existing under the laws of the State of Delaware (“Assignee”) and DreamWorks Animation SKG, Inc., a corporation organized and existing under the laws of the State of Delaware, Assignor has sold to Assignee, and Assignee has purchased, certain assets of the business of Assignor to which the marks pertain; and

WHEREAS, Assignee desires to acquire all right, title and interest in and to the trademarks and service marks set forth in Schedule A throughout the world, together with the goodwill of the business associated therewith.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignor, Assignor hereby irrevocably assigns sells, and transfers to Assignee all of Assignor’s right, title, and interest in and to the trademarks and service marks set forth in Schedule A throughout the world, together with the goodwill of its business associated therewith, and the right to sue in Assignee’s own name on all aims for past damages and all other legal and equitable relief for infringement or dilution of an of such marks, or unfair competition pertaining to any of such marks, that may have accrued to Assignor prior to the date of this assignment.

Assignor hereby covenants and agrees that it will execute and deliver to Assignee such additional documents, and perform such further acts, as are necessary to enable Assignee to record the assignment of such marks, or otherwise to perfect or confirm this assignment and Assignee’s rights in the assigned marks.

IN WITNESS WHEREOF, Assignor has caused this instrument to be sign by its duly authorized officer as shown below.

Dated: October 27, 2004	DREAMWORKS L.L.C.,

	By:	/s/ Brian Edwards
	Its:	VP and General Counsel

ASSIGNMENT OF TRADEMARKS AND SERVICE MARKS

WHEREAS, DreamWorks L.L.C., a limited liability company organized and existing under the laws of the State of Delaware (“Assignor”), is the owner of the entire right, title and interest in and to the United States trademarks and service marks set forth in Schedule A attached hereto and incorporated by reference herein, together with the goodwill of the business associated therewith; and

WHEREAS, pursuant to that certain Separation Agreement dated as of October 27, 2004 between and among Assignor, DreamWorks Animation LLC, a limited liability company organized and existing under the laws of the State of Delaware (“Assignee”) and DreamWorks Animation SKG, Inc., a corporation organized and existing under the laws of the State of Delaware, Assignor has sold to Assignee, and Assignee has purchased, certain assets of the business of Assignor; and

WHEREAS, with respect to those trademarks and service marks set forth in Schedule A attached hereto that are the subject of pending intent-to-use applications in the United States Patent and Trademark Office, Assignee is the successor, pursuant to the Separation Agreement, to the portion of Assignor’s business to which the marks pertain, and such portion is ongoing and existing;

WHEREAS, Assignee desires to acquire all right, title and interest in and to the trademarks and service marks set forth in Schedule A, together with the goodwill of the business associated therewith.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignor, Assignor hereby irrevocably assigns, sells, and transfers to Assignee all of Assignor’s right, title, and interest in and to the trademarks and service marks set forth in Schedule A in the United States, together with the goodwill of its business associated therewith, and the right to sue in Assignee’s own name on all claims for past damages and all other legal and equitable relief for infringement or dilution of any of such marks, or unfair competition pertaining to any of such marks, that may have accrued to Assignor prior to the date of this assignment.

Assignor hereby covenants and agrees that it will execute and deliver to Assignee such additional documents, and perform such further acts, as are necessary to enable Assignee to record the assignment of such marks, or otherwise to perfect or confirm this assignment and Assignee’s rights in the assigned marks.

IN WITNESS WHEREOF, Assignor has caused this instrument to be signed by its duly authorized officer as shown below.

Dated: October 27, 2004	DREAMWORKS L.L.C.,

	By:	/s/ Brian Edwards
	Its:	VP and General Counsel

2